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                                                                    Exhibit 24.1

                              POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints William W. Winspear, Robert L. Winspear and James E. O'Bannon the true and lawful attorney-in-fact, with full power of substitution and resubstitution, for him and in his name, place and stead, to sign on his behalf, as a director or officer, or both, as the case may be, of Associated Materials Incorporated, a Delaware corporation (the "Corporation"), one or more Registration Statements on Form S-8 or any other appropriate form (the "Registration Statement"), under the Securities Act of 1933, as amended, with respect to the shares of Common Stock, par value $.0025 per share, of the Corporation issuable pursuant to the Associated Materials Incorporated Amended and Restated 1994 Stock Incentive Plan and to sign any or all amendments and any or all post-effective amendments to the Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney or attorneys-in-fact, each of them with or without the others, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact or any of them or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Dated:  August 26, 1998



 /s/ WILLIAM W. WINSPEAR                      /s/ JAMES F. LEARY
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 William W. Winspear                          James F. Leary


 /s/ ALAN B. LERNER                           /s/ RICHARD I. GALLAND
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 Alan B. Lerner                               Richard I. Galland


 /s/ JOHN T. GRAY                             /s/ A. A. MEITZ
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 John T. Gray                                 A. A. Meitz


 /s/ DONALD L. KAUFMAN                        /s/ ROBERT L. WINSPEAR
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 Donald L. Kaufman                            Robert L. Winspear